UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022

EQUIFAX INC.
(Exact name of registrant as specified in Charter)

GA	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street	N.W.
Atlanta	GA	30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(404) 885-8000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value per share	EFX	New York Stock Exchange

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 5, 2022, Equifax Inc., a Georgia corporation (the “Company”), held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 111,973,797 shares were represented in person or by valid proxy at the Annual Meeting and the Company’s shareholders took the following actions:

1. Election of Directors. Shareholders elected ten directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The vote totals for each of these individuals is set forth below:

Director	Shares For	Shares Against	Shares Abstained
Mark W. Begor	106,554,148	301,654	145,611
Mark L. Feidler	102,305,076	4,551,272	145,065
G. Thomas Hough	106,181,862	670,893	148,658
Robert D. Marcus	105,161,968	1,699,152	140,293
Scott A. McGregor	106,417,382	443,973	140,058
John A. McKinley	104,482,525	2,373,170	145,718
Robert W. Selander	106,066,715	794,492	140,206
Melissa D. Smith	104,710,597	2,149,860	140,956
Audrey Boone Tillman	105,335,199	1,524,087	142,127
Heather H. Wilson	106,585,603	282,945	132,865

There were 4,972,384 broker non-votes with respect to each director nominee listed above.

2. Advisory Vote to Approve Named Executive Officer Compensation. Shareholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. The vote totals were 101,072,480 shares for, 5,221,637 shares against, 707,296 share abstentions and 4,972,384 broker non-votes.

3. Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The vote totals were 107,757,510 shares for, 4,176,524 shares against and 39,763 share abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 11, 2022	EQUIFAX INC.

		By:	/s/ John J. Kelley III
		Name:	John J. Kelley III
		Title:	Corporate Vice President, Chief Legal Officer
and Corporate Secretary